

NATURALSHRIMP®
Always Fresh • Always Natural

OTCQB: SHMP

Investor Presentation

July 2021

Forward Looking Statements


NaturalShrimp

This presentation contains "forward-looking statements." The statements contained in this presentation that are not purely historical are forward-looking statements. Forward-looking statements give the Company's current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These statements include statements regarding moving forward with executing the Company's global growth strategy. The statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict. The Company is providing this information as of the date of this presentation and does not undertake any obligation to update any forward looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Important factors that could cause such differences include, but are not limited to the Risk Factors and other information set forth in the Company's Annual Report on Form 10-Q filed on November 15, 2020, and in our other filings with the U.S. Securities and Exchange Commission.

Corporate Overview

NaturalShrimp, Inc. is an aquaculture company that has developed patented proprietary technologies to produce fresh, land-based gourmet-grade shrimp without the use of antibiotics, probiotics or toxic chemicals at the largest indoor farming facilities in the U.S.

- U.S. consumes ~762,000 tons of mostly farmed shrimp per year[1], second only to China in total consumption, with over 90% imported
- Patented technology creates higher sustainable densities, consistent production, improved growth and survival rates, and improved food conversion
- Integrated system for Pacific white shrimp farming consists of fully contained, independent production facilities that are ecologically controlled, high density, low-cost environments
  - Located in geographically strategic, high consumption areas, enabling "Fresh, Never Frozen" positioning
  - Weekly production at Texas facility expected in Q4 2021
- Premium pricing opportunity for fresh and locally grown product that is of superior quality and sustainable

1) The State of World Fisheries and Aquaculture 2020 (fao.org)

NaturalShrimp®
Always Fresh • Always Natural

Key Milestones

2001	**Proof of Concept**
2002-2004	**Prototype**
2005-2007	**Pilot Plant**
2008-2011	**Filtration Method Research**
2012-2014	**Research**
2015-2017	**Development**
2018	**Electrocoagulation Production**
2019	**Pilot Plant Renovation**
2020	**Innovative Gravity Flow Production Building / VeroBlue Farms Acquisition**
2021	**Regular Production / Expansion**

Worldwide Protein Trends

NATURALSHRIMP®
Always Fresh • Always Natural

Population Growth

- Feeding a world population of a projected 9.1 billion people in 2050 will require raising overall food production by 70%[1]

Protein Demand

- As countries develop, rising wealth creates additional demand for animal proteins
- Human per capita fish consumption has more than doubled over the past six decades, to 20.3 kilograms (44.8 pounds) in 2017[2]

Environmental Concerns

Increased land and water use to grow proteins has overstressed the environment

- 34.2% of global fish stocks are fished at a biologically unsustainable level[2]
- Cattle are the No. 1 agricultural source of greenhouse gases worldwide[3]
- Increasing scrutiny over water volume usage and water discharge for land-based aquaculture (biosecurity and resource use)

Consumer Awareness

In response, consumers are demanding:

- Locally grown products
- Sustainable raw materials
- Socially responsible producers (animal welfare & environmental stewardship)

1) Global Agriculture Toward 2050 2) FAO The State of World Fisheries and Aquaculture 3) FAO 4) Sustainable Fisheries

Protein Intake over Time, by Country Status[4]



g/day/person
120
100
80
60
40
20
0
Fish
Dairy
Meat
Grains
Other
2002-04
2012-14
2024
Least developed countries
Other developing countries
Developed countries

Trends in the World's Marine Fish Stocks[2]



PERCENTAGE
YEAR

Aquaculture

Rising to Fill the Gap in Demand

- Global aquaculture production increased by +527%, from 1990 to 2018[2]
- More shrimp are now farmed
- Worldwide shrimp market was $18.3B in 2020 and is expected to reach $23.4B by 2026[1]
- Growing demand for U.S. grown shrimp where strict quality control requirements are in place and auditable[2]
- Problems created by typical aquaculture include high rates of death and disease, threats to wild native species, algae blooms and feces

NATURALSHRIMP®
Always Fresh • Always Natural

World Capture Fisheries & Aquaculture Production[2]



MILLION TONNES
AQUACULTURE
CAPTURE
Capture fisheries – inland waters
Capture fisheries – marine waters
Aquaculture – inland waters
Aquaculture – marine waters

1) Research and Markets 2) The State of World Fisheries and Aquaculture 2020 (fao.org)

NaturalShrimp Aquaculture

NATURALSHRIMP®
Always Fresh • Always Natural

Complete Environmental Control

- There is a significant difference between NaturalShrimp (Farm Raised – Vibrio Suppression Technology) vs. Gulf Coast (Wild Caught) and other competing aquaculture technologies (Farm Raised – Biofloc Technology)
- The Recirculating Aquaculture System ("RAS") provides total control of water including: ammonia, bacteria, temperature, dissolved oxygen, etc. to optimize shrimp health and performance
- Clear water system will limit the development of off-flavor compounds
- Consistent product quality
- Predictable production outputs (tonnage and harvest)
- Handling/grading and welfare benefits
- Limits the risk of disease
- Not affected by weather or seasons

	NaturalShrimp Technology	Traditional Shrimp Farming	Ocean Trawling
Weather	Enclosed system – not impacted by weather	Impacted by extreme weather events – storms, cyclones, floods, etc.	Restricted by season and extreme weather events
Pollution	No effluent/discharge flowing out into the environment	Nutrient-rich effluent is discharged back into the marine environment	Discarded or entangled fishing nets are harmful to oceanic ecosystems
Disease & Contaminants	Highly controlled system: water is treated/disinfected, no disease or contaminants are introduced. Specific pathogen – free (SPF) are used.	Disease can spread from broodstock or intake water and back out to wild populations. Variable intake water quality. Even though SPF stock can be used, disease can be carried by intake water.	Disease and oceanic pollution can be present throughout fishing grounds.
Location	Land-based systems can be built anywhere in the world where there is demand for fresh shrimp	Must be located adjacent to ocean – sensitive mudflats/mangroves are often disrupted	Oceanic fishing grounds only
Production	Fresh shrimp can be produced year round	Shrimp only available seasonally if produced in the USA through traditional methods	Varies depending on season, weather conditions, quotas, etc.
Price	Fresh shrimp allows for premium market price	Commodity-priced product	Usually seasonal, slightly higher market price when sold fresh
Costs	Minimal shipping costs, no storage costs, environmentally friendly	Due to remote locations, costs increasing with price of oil.	Variable shipping, storage and fuel costs, depending on grounds fished and market. Increasing with the price of oil.

Environmental Advantages


NaturalShrimp

Incorporating Environmental & Social (ESG) into Technologies, Purpose and Culture

Antibiotic – Free Product

- Product is antibiotic-free, without the use of toxic chemicals
- In the past few years, antimicrobial resistance has been a concern across the shrimp industry
- Biosecurity risk is significantly lowered with the use of Specific Pathogen Free (SPF) seedstock and control of intake water quality and disinfection

Sustainability

- Closed-loop, Recirculating Aquaculture System has minimal land water exchange requirements and therefore is sustainable, eco-friendly, environmentally sound, and produces a superior quality shrimp that is natural

Zero Liquid Discharge

- Reduced water usage (intake)
- Discharge can be cleaned up with the use of standard municipal wastewater systems, or similar technology, depending on the location of the facility
- Sustainable feed ingredients – reducing reliance on marine-based raw ingredients

Resource Efficiency

- Use of green energy can be incorporated
- RAS typically exchanges water many times per day, but our patented technology reduces this to an effective one exchange per day
- Without additional equipment for denitrification

Premium Pricing Opportunity

- US food service sector uses the lion's share of product (usually 75%) which was inevitably reduced in 2020 due to COVID
- During COVID, food service sales decreased, but retail sales increased as home consumption increased
- Availability of fresh and locally grown is virtually not available in the U.S.
- Proprietary technology enables sustainable local production of "Fresh, Never Frozen" in a 400-mile market radius
- NaturalShrimp pricing strategy is to match imported Black Tiger Prawns, considered a premium species. Fresh and green prawns have always commanded a 25-30% premium over normal frozen processed pricing

NaturalShrimp® Always Fresh • Always Natural

U.S. Frozen Shrimp Imports Top 3 Origins

Unit: 1 000 tonnes, January-June


India
Indonesia
Ecuador
Other countries
Total import
125
100
75
50
25
0
350
280
210
140
70
0
2018
2019
2020

Source: *US-NMFS*

U.S. Frozen Shrimp Prices


USD/lb
Asia: B/tiger, HL, 21/25
Asia: Vannamei, easy-peel, HL, 31/40
9
6
3
0

FROZEN SHRIMP, USA (ex-warehouse NY, US$/lb)
Source: *INFOFISH Trade News*

Vibrio Suppression Technology

Innovative system developed and patented jointly by NaturalShrimp and F&T Water Solutions

Utilizes Electrocoagulation(EC) technology as part of the filtration loop.

- Creates higher sustainable densities
- Consistent production
- Improved growth and survival rates
- Improved feed conversion
- Eliminates need for antibiotics, probiotics or unhealth anti-microbial chemicals

Simplifies the system design by replacing the need for biofilters and "BioFloc." Control of the water chemistry is now electronic and automatically controlled rather than relying on populations of uncontrollable bacteria. EC combined with mechanical filtration components accomplishes the following:

- Automatically controls the level of bacteria within the system
- Removes ammonia from the system and greatly reduces nitrate buildup
- Produces an anti-oxidative water chemistry beneficial to the health of shrimp



Hydrogas Technology

Hydrogas™ and RLS™ are next-generation, universal reducing agents that eliminate the industrial and biological problems caused by oxidation.

- Solves a wide variety of billion-dollar problems, including corrosion, rust, low oxygenation, deficient ORP, ammonia, sour gas, high acidity, oil separation, salt and PCB contamination, bacterial growth, toxic wastewater, carbon emissions, low alkalinity, inhibited apoptosis, venomous enzymes, and putrefaction
- Solutions combine various derivative formulas of Hydrogas™, RLS™ and other super antioxidants, and deliver them to the designated target chemical species that need to be protected (which may be solids, liquids, gases, or organisms) by means of proprietary compositions and/or proprietary mechanical and electro-mechanical controls that NaturalShrimp designs and engineers.



Fish Tanks
Header Pump
Mechanical Filter
Bio Filter
Disinfection
Degassing
Bypass Loop

- Reduces mortality rates, increases growth rates and protects the shrimp against ammonia spikes
- Hydrogas™ and RLS™ are non-toxic, non-caustic, easy to scale, and cost effective, that easily and cheaply solve high volume problems without risking injury or environmental contamination.
- Exclusive distribution rights in aquaculture to the two technologies

Production Facilities

Texas & Iowa

- Integrated system for Pacific white shrimp farming consists of fully contained, independent production facilities that are ecologically controlled, high density, low-cost environments
- Located in geographically strategic, high consumption areas, enabling "Fresh, Never Frozen" positioning in the marketplace


NATURALSHRIMP

La Coste, Texas

Nursery & Grow-Out Facility

- Continuing to stock PL shrimp with plans to begin production with Q4 2021 sales
- 37 acres
- Building: 40,000+ square feet
- 20 nursery tanks (2,000 gallons)
- 40 grow-out tanks (20,000 gallons)
- Water treatment plant
- Laboratory for testing protocols
- Backup generator and three phase power for the facility
- City water and natural gas


NATURALSHRIMP

Blairsburg, Iowa

Nursery Facility

- March 24th, 2021 - Stocked first batch of postlarvae (PL) shrimp for system testing. Stocked second batch of PL shrimp in June, 2021, performing as expected
- 20 acres
- Building: 50,000+ square feet
- 240 nursery tanks ranging from 200 gallons to 500 gallons
- 18 grow-out tanks
- Area to set up laboratory for testing protocols
- Backup generator and three phase power for the facility
- Lagoon for water treatment
- Two wells producing over 35 GPM
- Offices with security system
- Drive in/indoor truck bay for unloading


NATURALSHRIMP

Webster City, Iowa

Grow-Out Facility

- **May 18, 2021 - Successfully transferred shrimp to grow-out facility for enhanced system testing with virtually no visible mortality caused by the transfer**
- 13+ acres
- Building: 270,000+ square feet
- 240 grow-out tanks that hold 10,000 gallons each
- Standalone water storage, ice machine, and HVAC system
- Two wells producing 250 GPM
- Backup generator and three phase power
- State-of-the-art chemistry and biology labs
- 16 bay loading docks
- Offices and IT infrastructure with security system


NATURALSHRIMP®
Always Fresh • Always Natural

Buckeye, Iowa

Additional Grow-out Facility

- 20 acres
- Building: 24,000+ square feet
- 24 grow-out tanks that hold 10,000 gallons each
- Area to set up laboratory for testing protocols
- Backup generator and three phase power for the facility
- Lagoon for water treatment
- Two wells producing over 35 GPM
- Offices with security system


NATURALSHRIMP



Commercialization

Bringing Shrimp to Market

- Limited weekly production in Q4 2021
- Weekly production on track for Q1 2022
- Numerous sales channel partners in place
- Attracting customers and finalizing customer agreements with distributors and processors for long term supply agreements

Facility	Status	Weight (lbs)	Harvest
La Coste	Growout	39,000	Q1 2022
Webster City	Growout	143,000	Q1 2022


NATURALSHRIMP®

Expansion

Highly Scalable, High IRR & Capital Efficient

- Evaluating sites in the U.S. and abroad
- Expect to announce selections in Q4 2021
- Exploring international expansion opportunities and partners
- Capital efficient: projected new farms cost ~$5M compared to other Controlled Environment Agriculture such as produce and land-based salmon providers where facilities cost $100M+



Long-Term Growth Targets[1]

- 2021 projections assume 1 system produces 6,000 pounds per week at the existing Texas and Iowa facilities
- 2022 projections assume additional expansion in Texas and Iowa and one new facility (4 systems) in Florida
- 2023 through 2025 projections include adding one new facility (4 systems) each year
- ~4 year payback period
- **Company also expects to begin licensing the technology in Q4 2021 (not included in these projections)**

1) Based on NaturalShrimp assumptions and projections


Projected Production Output
(million lbs.)
0.05
3.1
4.3
5.6
6.8
2021E
2022E
2023E
2024E
2025E


Projected Revenue
($ million)
$0.5
$30.8
$43.3
$55.7
$68.2
2021E
2022E
2023E
2024E
2025E

La Coste Operating Projections

La Coste, TX	
Final wt (g)	22.7
Total survival (%)	78
Harvest biomass (kg)	680
Harvest biomass (lbs)	1,500
Number lots at facility capacity	40
Growout Period (weeks) 24 week production period (6 weeks nursery and 18 weeks growout)	18

Budget Summary: 12 Month Totals ($ in millions)	
Total COG costs	$0.7
Total payroll costs	$0.3
Total COG + payroll costs	$1.1
Total revenue shrimp sales	$1.7
Cumulative cash flow for year	$0.7

CPUP = Cost per unit production ($/ lb shrimp)	
Total shrimp harvested (lbs)	173,825
Total COG payroll costs ($ in million)	$1.1
CPUP 12 month period ($/lb)	$5.56



Operating Projection
24 Week Growth Period
($ in millions)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Year 1
Year 2
Year 3
Year 4
Operating Costs
Sales
Cumulative Net Cash Flow

Webster City Operating Projections

Webster City, IA	
Final wt (g)	22.7
Total survival (%)	78
Harvest biomass (kg)	340
Harvest biomass (lbs)	750
Number lots at facility capacity	240
Growout Period (weeks) 24 week production period (6 weeks nursery and 18 weeks growout)	18

Budget Summary: 12 Month Totals ($ in millions)	
Total COG costs	$2.4
Total payroll costs	$0.7
Total COG + payroll costs	$3.1
Total revenue shrimp sales	$5.2
Cumulative cash flow for year	$2.1

CPUP = Cost per unit production ($/ lb shrimp)	
Total shrimp harvested (lbs)	521,474
Total COG payroll costs	$3.1
CPUP 12 month period ($/lb)	$5.56



Operating Projection
24 Week Growth Period
($ in millions)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Year 1
Year 2
Year 3
Year 4
Operating Costs
Sales
Cumulative Net Cash Flow

Florida Operating Projections

Florida	
Final wt (g)	22.7
Total survival (%)	78
Harvest biomass (kg)	680
Harvest biomass (lbs)	1,500
Number lots at facility capacity	320
Growout Period (weeks) 24 week production period (6 weeks nursery and 18 weeks growout)	18

Budget Summary: 12 Month Totals ($ in millions)	
Total COG costs	$4.8
Total payroll costs	$1.9
Total COG + payroll costs	$6.7
Total revenue shrimp sales	$13.9
Cumulative cash flow for year	$7.1

CPUP = Cost per unit production ($/ lb shrimp)	
Total shrimp harvested (lbs)	1,390,596
Total COG payroll costs	$6.7
CPUP 12 month period ($/lb)	$5.56



Operating Projection
24 Week Growth Period
($ in millions)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Year 1
Year 2
Year 3
Year 4
Operating Costs
Sales
Cumulative Net Cash Flow

Media

NaturalShrimp®
Always Fresh • Always Natural

[NaturalShrimp: The Next Generation Of Shrimp Aquaculture]

Seeking Alpha$^{\alpha}$

NaturalShrimp Attends the Texas Restaurant Association Trade Show



CNBC


YouTube
Peter Najarian
Tours NaturalShrimp Iowa
Blairsburg & Webster City, Iowa March 26, 2021

[CNBC Fast Money Peter Najarian Tours NaturalShrimp Iowa]

Capital Markets

NATURALSHRIMP®
Always Fresh • Always Natural

NaturalShrimp Inc.

OTCQB: SHMP

Sector	Aquaculture Technology
Share Price[1]	$0.41
Market Cap[1]	$245.5M
Cash & Cash Equivalents[2]	$5.5M
Shares Outstanding[3]	594M
Float[1]	589M
Options/Warrants	None
Headquarters	Dallas, TX
Year End	March 31

1) As of July 9, 2021
2) As of latest practicable date
3) As of March 31, 2021 10-K Filing

News Releases

- Accelerates Growth with Opening of New Corporate Headquarters in Dallas, Texas – July 7, 2021
- Closes $3,000,000 Registered Direct Offering – June 29, 2021
- Announces Engagement with Lake Street Capital Markets, LLC – June 15, 2021
- Texas and Iowa Shrimp Production Update - June 2, 2021
- Closes on Asset Purchase of F&T Water Solutions LLC - May 20, 2021
- Announces Successful Transfer of Shrimp from Nursery to Grow-Out Tanks in Webster City, Iowa - May 19, 2021
- Purchases Approximately $2,000,000 of Electro-Coagulation (EC) Units and Associated Equipment - May 14, 2021
- Closes Initial $13,500,000 Registered Direct Offering - May 13, 2021
- Announces Successful Transfer of Shrimp from Nursery to Grow-out Tanks - April 16, 2021
- Begins Stocking Shrimp at NaturalShrimp - Iowa Facilities - March 25, 2021

Recent and Upcoming Events

- Texas Restaurant Association's Marketplace annual restaurant and foodservice show July 10-12, 2021, San Antonio, TX

Executive Leadership

NATURALSHRIMP®
Always Fresh • Always Natural



Gerald Easterling - Chief Executive Officer & President

Mr. Gerald Easterling has served as President and a Director of NaturalShrimp since its inception in 2001 and recently replaced Mr. Williams as the CEO. Mr. Easterling is instrumental in corporate direction, operations, acquisitions, and merger strategies for the company. He is also President and Director for Natural Aquatic Systems, LLC the holder of the intellectual technology rights for indoor aquatic species patent issued December 2018. He has oversight of business development, operations, and sales. He served as President of Café Quick Enterprises and was a member of the Board of Directors from 1988 until 2016. During this time he was a co-developer and named inventor of the Café Quick™ patented fast food vending concept. In this role, Mr. Easterling built the business model from concept to production. He was the key for developing the proprietary patented food delivery packaging and product specifications. The Café Quick™ technology was patented worldwide; in 2012 the Company sold all its proprietary technology and assets to California based KRh Thermal Systems. In 1981 Mr. Easterling co-founded Process Technology (Fresh Fry™), where he served as President and Director. It was the first patented customer-operated French fry machine for the convenience store industry. In 1982, Salt Lake City based U.I. Group acquired all the Fresh Fry patented technology, where he continued to server as Executive Vice President and member of the Board of Directors.



William Delgado - Chief Financial Officer & Treasurer

Mr. Delgado has served as a consultant to numerous public and private companies in a management capacity and as a board member. He is currently restructuring Global Digital Solutions, Inc. ("GDSI"), a security and technology company, where he serves as the CEO/CFO. Mr. Delgado served as a former Chief Budget Analyst for the Northern California region for Pacific Bell. Bachelor of Science with Honors in Applied Economics from the University of San Francisco and Graduate studies in Telecommunications Management at Southern Methodist University.



Thomas Untermeyer - Chief Technology Officer & Chief Operating Officer

Mr. Untermeyer is a co-founder of NaturalShrimp and is the inventor of the initial technology behind the computer-controlled shrimp-raising system used by the Company. He has served as an engineering consultant to NaturalShrimp since 2001. Mr. Untermeyer served as a Senior Program Manager with Southwest Research Institute in San Antonio, Texas for 34 years but is now working full time as the Chief Technology Officer for the NaturalShrimp. His experience includes systems engineering, program development, and technical management. Mr. Untermeyer has spent his entire career in the process of defining, designing, and developing electronic products and systems for both commercial and government clients. This has included small design programs to large multi-million dollar programs involving large multidisciplinary teams composed of software, electrical, and mechanical engineers. Bachelor of Science in Electrical Engineering from St. Mary's University.

Investment Highlights


NATURALSHRIMP

Large & Growing Shrimp Market

- Shrimp is the largest seafood market in the U.S.
- U.S. shrimp market estimated to be $13 billion and growing at a CAGR of 5.6%
- Over 90% of U.S. shrimp is imported from South Asian and Latin American countries with poor safety standards and pervasive use of chemicals and antibiotics

Focused on supply constrained, premium segment of the market for large shrimp which sell at 20%-30% price premiums

Propriety, Proven and Scalable Production System

- Patented proprietary technologies to produce fresh, land-based gourmet-grade shrimp without the use of antibiotics, probiotics or toxic chemicals
- Patents for key technologies for Vibrio Suppression and ElectroCoagulation "EC" technology (ammonia removal)

Limited Production Coming Online in Q4

- First harvests on track in IA and TX farms in Q4 2021
- Numerous sales/channel partners in place

Attractive Business Model & Unit Economics

- High projected ROI with typical plant generating IRR of 35%
- Capital efficient model supports regional rollout across 10 largest population centers in the U.S.

Strong management team with key experience in introducing disruptive technologies to the food and seafood industry

Contact

Investor Relations
Chris Tyson
Executive Vice President
MZ North America
(949) 491-8235
SHMP@mzgroup.us
www.mzgroup.us



www.naturalshrimp.com

5501 LBJ Freeway, Suite #450 Dallas, TX 75240

NATURALSHRIMP
Always Fresh • Always Natural